EXHIBIT 24
                                                                    ----------



                               POWER OF ATTORNEY


WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 registering Trust Originated Preferred Stock and Pacific Telesis Group Subordinated Debt and Guarantees related thereto; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

NOW, THEREFORE, each of the undersigned, hereby constitutes and appoints P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his attorney for him in his stead, in his capacity as an officer or director, or both, of the Corporation, to execute and file such Registration Statement on Form S-3 and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Registration Statement on Form S-3.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22nd day of September, 1995.



/s/ Philip J. Quigley                  /s/ William E. Downing
----------------------------           ---------------------------
Philip J. Quigley                      William E. Downing
Chairman of the Board,                 Executive Vice President,
  President and Chief                    Chief Financial Officer and
  Executive Officer and                  Treasurer
  Director                               (Chief Accounting Officer)



/s/ Eugene O. Laico
----------------------------
Eugene O. Laico
Controller

                               POWER OF ATTORNEY


WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 registering Trust Originated Preferred Stock and Pacific Telesis Group Subordinated Debt and Guarantees related thereto; and

WHEREAS, each of the undersigned is a director of the Corporation;

NOW, THEREFORE, each of the undersigned, hereby constitutes and appoints P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his/her attorney for him/her in his/her stead, in his/her capacity as a director of the Corporation, to execute and file such Registration Statement on Form S-3 and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Registration Statement on Form S-3.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 22nd day of September, 1995.



/s/ Gilbert F. Amelio                  /s/ Mary S. Metz
----------------------------           ----------------------------
Gilbert F. Amelio, Director            Mary S. Metz, Director



/s/ William P Clark                    /s/ Lewis E. Platt
----------------------------           ----------------------------
William P Clark, Director              Lewis E. Platt, Director


/s/ Herman E. Gallegos                 /s/ Toni Rembe
----------------------------           ----------------------------
Herman E. Gallegos, Director           Toni Rembe, Director



/s/ Frank C. Herringer                 /s/ S. Donley Ritchey
----------------------------           ----------------------------
Frank C. Herringer, Director           S. Donley Ritchey, Director



/s/ Ivan J. Houston                    /s/ Richard M. Rosenberg
----------------------------           ----------------------------
Ivan J. Houston, Director              Richard M. Rosenberg, Director